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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): January 8, 2002



                            ALLOS THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



        000-29815                                       54-1655029
 (Commission File Number)                    (IRS Employer Identification No.)


                        11080 CIRCLEPOINT ROAD, SUITE 200
                           WESTMINSTER, COLORADO 80021
              (Address of Principal Executive Offices and Zip Code)



                                 (303) 426-6262
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS


         On January 8, 2002, the Board of Directors of Allos Therapeutics, Inc.
(ALTH) increased the authorized number of directors from five to six, and elected Michael E. Hart as a director of Allos to fill the newly created directorship. Mr. Hart was recently appointed President and Chief Executive Officer of Allos.










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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ALLOS THERAPEUTICS, INC.



Dated:  January 23, 2002                  By: /s/ Michael E. Hart
                                             -----------------------------------
                                                  Michael E. Hart
                                                  President and
                                                  Chief Executive Officer





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